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                                                                  EXHIBIT 10.8

January 31, 1997


VIA FACSIMILE

To the Parties on Schedule A
Attached Hereto
c/o Mr. G. Tyler Runnels
1999 Avenue of the Stars, Suite 1950
Los Angeles, CA 90067

          Re:  Agreement to Register Securities

Ladies and Gentlemen

     This will confirm our verbal agreement that DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC. (formerly Edudata Corporation) (the "Company") will file a Registration Statement on Form S-3 (or, if the Company is ineligible to use such form, a Registration Statement on Form SB-2) with the United States Securities and Exchange Commission relating to the offer and sale of the 455,100 shares of the Company's Common Stock that you are acquiring from Mr. Hiroki Umezaki on or around January 31, 1997. The Company will use its reasonable best efforts to have such Registration Statement declared effective prior to December 31, 1997.

     If I can be of any further assistance in this matter, please do not hesitate to contact me.


                                                    Very truly yours,


                                                    Robert H. Gurevitch

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                                     SCHEDULE A

NAME AND ADDRESS                             SSN/TAX I.D. NUMBER
----------------                             -------------------

North American Trust Co. TTEE                    ###-##-####
FBO J. Steven Emerson IRA
525 B Street, 16th Floor
San Diego, CA 92101
Contact:  Ms. Pat Schmidt
               800-356-0576

JMG Capital Partners L.P.                        68-0271088
1999 Avenue of the Stars #1950
Los Angeles, CA 90067
Contact:  Jonathan Glaser
               (310) 201-2619

Dorchester Offshore Fund                         None
c/o Goldman, Sachs & Co.
One New York Plaza, 48th Floor
New York, New York 10004
Contacts: Michael Halpern
               (310) 201-7795

               Shivani Mody
               (212) 902-1203

Dorchester Partners, L.P.                        95-4341963
1999 Avenue of the Stars #1950
Los Angeles, CA 90067
Contact:  Michael Halpern
               (310) 201-7795

Steven B. Dunn, Cust.                            ###-##-####
Brittany B. Dunn UTMA/CA
2069 Coldwater Canyon Drive
Beverly Hills, CA 90210
Contact:  Steven B. Dunn
               (818) 893-5000

Charles B. Runnels, Jr.                          ###-##-####
556 Catalonia
Pacific Palisades, CA 90272
Phone: (310) 456-4443

Philip E. Muhl                                   ###-##-####
3614 Camino De La Cumbre
Sherman Oaks, CA 91423
Phone: (818) 560-4680